                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                          (The Northern Trust Company)


$13,334,000                                                    Chicago, Illinois
                                                                January 31, 2001

                  FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, ENERGY ABSORPTION SYSTEMS, INC. (f/k/a Quixote Laser Corporation and successor by merger to Energy Absorption Systems, Inc. and Roadway Safety Service, Inc.), TRANSAFE CORPORATION, SPIN-CAST PLASTICS, INC., E-TECH TESTING SERVICES, INC., SAFE-HIT CORPORATION, HIGHWAY INFORMATION SYSTEMS, INC., NU-METRICS, INC., QUIXOTE TRANSPORTATION SAFETY (ASIA PACIFIC) PTY LIMITED (f/k/a Energy Absorption Systems Pty Limited), ENERGY ABSORPTION SYSTEMS (EUROPE), INC. AND QUIXOTE TRANSPORTATION SAFETY, INC. (f/k/a TranSafe Corporation), QUIXOTE TRANSPORTATION SAFETY (EUROPE), INC. AND NATIONAL SIGNAL, INC. (each individually a "Borrower" and collectively, the "Borrowers") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY ("Lender"), or its registered assigns, at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of THIRTEEN MILLION THREE HUNDRED THIRTY-FOUR THOUSAND DOLLARS ($13,334,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

                  This Note is the Revolving Credit Note referred to in, and evidences certain indebtedness incurred under, the Amended and Restated Loan Agreement dated as of June 30, 1997 (herein as it may be amended, modified or supplemented from time to time, the "Loan Agreement"), among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

                  The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  This Note shall be interpreted, governed by, and construed in accordance with the internal laws of the State of Illinois.

                  THIS NOTE, ISSUED AND DELIVERED ON THE DATE HEREOF TO THE AGENT, ON BEHALF OF THE LENDERS, IS ISSUED IN REPLACEMENT AND SUBSTITUTION FOR, AND NOT IN PAYMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT
NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED MAY 17, 2000 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED AS OF MARCH 15, 1999 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $13,334,000 DATED JUNE 30, 1997 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $21,666,668 DATED MARCH 31, 1996 WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,334 DATED NOVEMBER 10, 1995) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

                                     * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.

QUIXOTE CORPORATION                      ENERGY ABSORPTION SYSTEMS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


HIGHWAY INFORMATION SYSTEMS, INC.        NU-METRICS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


E-TECH TESTING SERVICES, INC.            SPIN-CAST PLASTICS, INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


ENERGY ABSORPTION SYSTEMS                SAFE-HIT CORPORATION
(EUROPE), INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


QUIXOTE TRANSPORTATION SAFETY, INC.      QUIXOTE TRANSPORTATION SAFETY (ASIA
                                         PACIFIC) PTY LIMITED

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name:  Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s):  Vice President and Treasurer


TRANSAFE CORPORATION                     QUIXOTE TRANSPORTATION SAFETY (EUROPE),
                                         INC.

By:  /s/ Daniel P. Gorey                 By:  /s/ Daniel P. Gorey
   -----------------------------            --------------------------------
Name: Daniel P. Gorey                    Name: Daniel P. Gorey
Title(s): Vice President and Treasurer   Title(s): Vice President and Treasurer


NATIONAL SIGNAL, INC.

By:  /s/ Daniel P. Gorey
   -----------------------------
Name: Daniel P. Gorey
Title(s): Vice President and Treasurer